Exhibit 99.1

Bitdeer and Blue Safari Announce Shareholder Approval of Business Combination

- Bitdeer and Blue Safari Expect to Close the Business Combination on April 13, 2023

- Bitdeer Shares Expected to Begin Trading on the Nasdaq on April 14, 2023 Under Ticker Symbol “BTDR”

SINGAPORE, April 11, 2023 (GLOBE NEWSWIRE) -- Bitdeer Technologies Holding Company (“Bitdeer” or the “Company”), a world-leading technology company for the cryptocurrency mining community, and Blue Safari Group Acquisition Corp. (NASDAQ: BSGA) (“Blue Safari”), a special purpose acquisition company, today announced that their previously announced business combination (the “Business Combination”) was approved at an extraordinary general meeting (the “EGM”) of Blue Safari’s shareholders on April 11, 2023.

Complete official results of the vote will be included in a current report on Form 8-K to be filed by Blue Safari with the U.S. Securities and Exchange Commission (the “SEC”) today.

The Business Combination is expected to close on April 13, 2023. Upon such closing, Bitdeer Technologies Group will remain as the combined company, and its shares are expected to begin trading on the Nasdaq under the ticker symbol “BTDR” on April 14, 2023.

Bitdeer is a world-leading technology company for the cryptocurrency mining community. Headquartered in Singapore, Bitdeer operates six mining datacenters globally with an aggregate electricity capacity of 775MW at 2022 year-end. Bitdeer operates three primary business lines: proprietary mining, hash rate sharing, and hosting, all of which are supported by “Minerplus”, the Company’s self-developed, integrated, intelligent software platform.

Linghui Kong, Chief Executive Officer of Bitdeer, commented, “Today marks a significant milestone for Bitdeer, leaving us poised to list on the Nasdaq and equipped to seize the growth opportunities ahead of us. I am incredibly proud of what we have achieved so far, and look forward to embarking on the next chapter of our journey. We are already a leading hash rate supplier, and our public listing will allow us to make even greater contributions to the crypto economy. Looking ahead, we are well-positioned to generate sustainable value as we execute on our long-term business strategy.”

Naphat Sirimongkolkasem, Chief Financial Officer and Director of Blue Safari, commented, “We are excited to announce the achievement of this significant milestone with Bitdeer. We believe that their exceptional work, unwavering commitment to innovation, and delivering of value to their community have been instrumental to their accomplishments. We are excited about what the future has in store for Bitdeer.”

Advisors

Cooley LLP and Travers Thorp Alberga served as legal counsel to Bitdeer. Davis Polk & Wardwell LLP, Haiwen & Partners, Shook Lin & Bok LLP and Ogier served as the legal counsel to Blue Safari. Royson Valuation Advisory Limited served as valuation advisor and IJW & Co., Ltd. provided a fairness opinion to the Board of Directors and Officers of Blue Safari. Brigoal Consulting Limited served as transaction service advisor to Blue Safari.

About Bitdeer Technologies Holding Company

Bitdeer is a world-leading technology company for the cryptocurrency mining community headquartered in Singapore. Bitdeer has committed to providing comprehensive digital asset mining solutions for its customers. Bitdeer handles complex processes involved in mining such as miner procurement, transport logistics, mining datacenter design and construction, mining machine management and daily operations. Bitdeer has mining datacenters deployed in the United States and Norway. To learn more, visit www.bitdeer.com.

About Blue Safari Group Acquisition Corp.

Blue Safari Group Acquisition Corp. is a blank check company sponsored by BSG First Euro Investment Corp., a British Virgin Islands company, and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the estimated implied equity value of Bitdeer, Blue Safari's and Bitdeer’s ability to consummate the Business Combination, and expectations related to the terms and timing of the Business Combination, as applicable. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Blue Safari’s and Bitdeer's management and are not predictions of actual performance.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve, and must not be relied on by any investor, as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Blue Safari and Bitdeer. These forward-looking statements are subject to a number of risks and uncertainties, including the ability of Blue Safari and Bitdeer to successfully or timely consummate the proposed Business Combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or approval of the shareholders of Blue Safari or Bitdeer; failure to realize the anticipated benefits of the proposed Business Combination; the ability of Bitdeer Technologies Group (BTG) to execute on its business model, potential business expansion opportunities and growth strategies, retain and expand customers' use of its services and attract new customers, and source and maintain talent; risks relating to the BTG's sources of cash and cash resources; risks relating to the blockchain and frontier technology infrastructure sectors, including the unregulated nature of the cryptocurrency space and potential future regulations, volatility of the price of digital assets, changes in the award structure for solving digital assets and limited availability of electric power resources; risks relating to Blue Safari's and BTG's vulnerability to security breaches; risks relating to BTG’s ability to manage future growth; the effects of competition on BTG's future business; the ability of Blue Safari or BTG to issue equity or equity-linked securities in connection with the proposed Business Combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries involving the parties to the Business Combination; the impact of the COVID-19 pandemic on Bitdeer's or BTG's business and the global economy; and those factors discussed in Blue Safari’s definitive proxy statement in connection with the proposed Business Combination (the “Proxy Statement”) under the heading “Risk Factors,” Blue Safari's final prospectus related to its initial public offering dated June 10, 2021, under the heading “Risk Factors,” in Blue Safari's Annual Report on Form 10-K for the fiscal year ended December 31, 2022 under the heading “Risk Factors” filed with the SEC on March 6, 2023 and other documents filed, or to be filed, by Blue Safari with the SEC. If any of these risks materializes or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Blue Safari nor Bitdeer presently knows or that Blue Safari and Bitdeer currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Blue Safari's and Bitdeer’s expectations, plans or forecasts of future events and views as of the date of this press release. Blue Safari and Bitdeer anticipate that subsequent events and developments will cause Blue Safari’s and Bitdeer's assessments to change. However, while Blue Safari and Bitdeer may elect to update these forward-looking statements at some point in the future, Blue Safari and Bitdeer specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Blue Safari's or Bitdeer’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Investor Relations

Robin Yang, Partner
ICR, LLC
Email: Bitdeer.ir@icrinc.com

Phone: +1 (212) 537-5825

Public Relations
Brad Burgess, SVP
ICR, LLC
Email: Bitdeer.pr@icrinc.com
Phone: +1 (212) 537-4056

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